UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

Health Anti-Aging Lifestyle Options, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	000-50068	90-0097142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 Hornby Street, Suite 210, Vancouver, British
Columbia, Canada V6C 3B6
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 687-6991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 5.02     Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal officers

SIGNATURES

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)     On April 10, 2007, Peter Hogendoorn resigned as the President, Chief Executive Officer and Director of Health Anti-Aging Lifestyle Options, Inc. (the "Company"). Mr. Hogendoorn has resigned from his positions to pursue other personal interests. At the time of his resignation, Mr. Hogendoorn possessed no Company securities, nor is he owed any compensation for his services rendered to the Company.

(b)     Effective April 10, 2007, Bruce Schmidt assumed the positions of President and Chief Executive Officer to fill the vacancy created by Mr. Hogendoorn's resignation. Mr. Schmidt continues to serve as a member of the Board of Directors, Chief Financial Officer, Secretary -Treasurer and Principal Accounting Officer of Health Anti-Aging Lifestyle Options, Inc.

Bruce Schmidt will receive no compensation for his services as President and Chief Executive Officer of Health Anti-Aging Lifestyle Options, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.

By:     BRUCE SCHMIDT
          Bruce Schmidt
          President, Chief Executive Officer, Chief Financial
          Officer, Secretary - Treasurer, Principal
          Accounting Officer and Director

Dated: April 10, 2007